EXHIBIT 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2007
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income and Net Impact of MSR Hedging	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Non-Performing Assets and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2007	2006		March ’07 vs ’06
(in thousands, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$867,256	$1,080,163	$797,258	$69,998	8.8%
Federal funds sold and securities purchased under resale agreements	701,951	440,584	349,098	352,853	N.M.
Interest bearing deposits in banks	100,416	74,168	23,204	77,212	N.M.
Trading account securities	76,631	36,056	111,208	(34,577)	(31.1)
Loans held for sale	277,538	270,422	311,138	(33,600)	(10.8)
Investment securities	3,724,676	4,362,924	5,034,359	(1,309,683)	(26.0)
Loans and leases (1)	26,266,747	26,153,425	26,145,589	121,158	0.5
Allowance for loan and lease losses	(282,976)	(272,068)	(283,839)	863	(0.3)

Net loans and leases	25,983,771	25,881,357	25,861,750	122,021	0.5

Bank owned life insurance	1,097,986	1,089,028	1,060,305	37,681	3.6
Premises and equipment	377,687	372,772	375,740	1,947	0.5
Goodwill	569,779	570,876	579,246	(9,467)	(1.6)
Other intangible assets	57,165	59,487	60,563	(3,398)	(5.6)
Accrued income and other assets	1,144,443	1,091,182	1,102,040	42,403	3.8

Total Assets	$34,979,299	$35,329,019	$35,665,909	$(686,610)	(1.9)%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$24,585,893	$25,047,770	$24,555,163	$30,730	0.1%
Short-term borrowings	1,577,732	1,676,189	1,687,536	(109,804)	(6.5)
Federal Home Loan Bank advances	1,197,411	996,821	1,658,486	(461,075)	(27.8)
Other long-term debt	2,173,818	2,229,140	2,035,576	138,242	6.8
Subordinated notes	1,280,870	1,286,657	1,283,359	(2,489)	(0.2)
Allowance for unfunded loan commitments and letters of credit	40,541	40,161	39,301	1,239	3.2
Deferred federal income tax liability	396,005	443,921	685,559	(289,554)	(42.2)
Accrued expenses and other liabilities	675,669	594,034	640,749	34,921	5.5

Total Liabilities	31,927,939	32,314,693	32,585,729	(657,790)	(2.0)

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 235,713,500; 235,474,366 and 245,183,441 shares, respectively.	2,563,426	2,560,569	2,548,185	15,241	0.6
Less 22,152,755; 22,391,889 and 12,682,814 treasury shares at cost, respectively	(501,578)	(506,946)	(273,120)	(228,458)	83.6
Accumulated other comprehensive loss	(59,509)	(55,066)	(31,434)	(28,075)	89.3
Retained earnings	1,049,021	1,015,769	836,549	212,472	25.4

Total Shareholders’ Equity	3,051,360	3,014,326	3,080,180	(28,820)	(0.9)

Total Liabilities and Shareholders’ Equity	$34,979,299	$35,329,019	$35,665,909	$(686,610)	(1.9)%

N.M., not a meaningful value.
(1) See page 2 for detail of loans and leases.
(2) See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2007		2006				March ’07 vs ’06
(in thousands)	March 31,		December 31,		March 31,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$6,164,569	23.5%	$5,961,445	22.8	$5,331,497	20.4%	$833,072	15.6%
Middle market commercial real estate:
Construction	1,187,664	4.5	1,228,641	4.7	1,371,266	5.2	(183,602)	(13.4)
Commercial	2,807,063	10.7	2,722,599	10.4	3,075,731	11.8	(268,668)	(8.7)

Middle market commercial real estate	3,994,727	15.2	3,951,240	15.1	4,446,997	17.0	(452,270)	(10.2)
Small business	2,474,955	9.4	2,441,837	9.3	2,039,537	7.8	435,418	21.3

Total commercial	12,634,251	48.1	12,354,522	47.2	11,818,031	45.2	816,220	6.9

Consumer:
Automobile loans	2,251,215	8.6	2,125,821	8.1	2,053,777	7.9	197,438	9.6
Automobile leases	1,623,758	6.2	1,769,424	6.8	2,154,883	8.2	(531,125)	(24.6)
Home equity	4,914,462	18.7	4,926,900	18.8	5,094,490	19.5	(180,028)	(3.5)
Residential mortgage	4,405,944	16.8	4,548,849	17.4	4,604,705	17.6	(198,761)	(4.3)
Other loans	437,117	1.6	427,909	1.7	419,703	1.6	17,414	4.1

Total consumer	13,632,496	51.9	13,798,903	52.8	14,327,558	54.8	(695,062)	(4.9)

Total loans and leases	$26,266,747	100.0	$26,153,425	100.0	$26,145,589	100.0	$121,158	0.5

By Business Segment (1)
Regional Banking:
Central Ohio	$3,605,917	13.7%	$3,602,463	13.8	$3,364,371	12.9%	$241,546	7.2%
Northern Ohio	2,723,164	10.4	2,609,155	10.0	2,545,353	9.7	177,811	7.0
Southern Ohio / Kentucky	2,159,407	8.2	2,190,115	8.4	2,121,113	8.1	38,294	1.8
Eastern Ohio	1,260,388	4.8	1,295,011	5.0	1,825,830	7.0	(565,442)	(31.0)
West Michigan	2,453,300	9.3	2,421,085	9.3	2,372,578	9.1	80,722	3.4
East Michigan	1,647,751	6.3	1,630,050	6.2	1,536,365	5.9	111,386	7.2
West Virginia	1,109,197	4.2	1,123,817	4.3	967,453	3.7	141,744	14.7
Indiana	971,186	3.7	962,575	3.7	977,597	3.7	(6,411)	(0.7)
Mortgage and equipment leasing groups	3,563,762	13.6	3,577,440	13.5	3,482,733	13.3	81,029	2.3

Regional Banking	19,494,072	74.2	19,411,711	74.2	19,193,393	73.4	300,679	1.6
Dealer Sales	4,903,370	18.7	4,908,765	18.8	5,218,940	20.0	(315,570)	(6.0)
Private Financial and Capital Markets Group	1,869,305	7.1	1,832,949	7.0	1,733,256	6.6	136,049	7.8
Treasury / Other	—	—	—	—	—	—	—	—

Total loans and leases	$26,266,747	100.0%	$26,153,425	100.0	$26,145,589	100.0%	$121,158	0.5%

(1) Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2007		2006				March ’07 vs ’06
(in thousands)	March 31,		December 31,		March 31,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits - non-interest bearing	$3,696,231	15.0%	$3,615,745	14.4%	$3,776,790	15.4%	$(80,559)	(2.1)%
Demand deposits - interest bearing	2,486,304	10.1	2,389,085	9.5	2,209,617	9.0	276,687	12.5
Money market deposits	5,568,104	22.6	5,362,459	21.4	5,467,201	22.3
Savings and other domestic deposits	2,879,098	11.7	2,986,287	11.9	3,585,840	14.6	(706,742)	(19.7)
Core certificates of deposit	5,408,289	22.0	5,364,610	21.4	4,949,259	20.2	459,030	9.3

Total core deposits	20,038,026	81.4	19,718,186	78.6	19,988,707	81.5	49,319	0.2
Other domestic deposits of $100,000 or more	1,287,186	5.2	1,191,984	4.8	1,033,447	4.2	253,739	24.6
Brokered deposits and negotiable CDs	2,721,927	11.1	3,345,943	13.4	3,081,211	12.5	(359,284)	(11.7)
Deposits in foreign offices	538,754	2.3	791,657	3.2	451,798	1.8	86,956	19.2

Total deposits	$24,585,893	100.0%	$25,047,770	100.0%	$24,555,163	100.0%	$30,730	0.1%

Total core deposits:
Commercial	$6,314,309	31.5%	$6,063,372	30.8%	$5,994,233	30.0%	$320,076	5.3%
Personal	13,723,717	68.5	13,654,814	69.2	13,994,474	70.0	(270,757)	(1.9)

Total core deposits	$20,038,026	100.0%	$19,718,186	100.0%	$19,988,707	100.0%	$49,319	0.2%

By Business Segment (1)
Regional Banking:
Central Ohio	$5,042,229	20.5%	$4,981,010	19.9%	$5,053,564	20.6%	$(11,335)	(0.2)%
Northern Ohio	3,673,519	14.9	3,576,832	14.3	3,598,318	14.7	75,201	2.1
Southern Ohio / Kentucky	2,353,129	9.6	2,275,880	9.1	2,233,266	9.1	119,863	5.4
Eastern Ohio	1,668,203	6.8	1,711,287	6.8	1,762,394	7.2	(94,191)	(5.3)
West Michigan	2,826,489	11.5	2,757,434	11.0	2,830,631	11.5	(4,142)	(0.1)
East Michigan	2,460,100	10.0	2,418,450	9.7	2,258,352	9.2	201,748	8.9
West Virginia	1,547,095	6.3	1,515,999	6.1	1,534,469	6.2	12,626	0.8
Indiana	903,119	3.7	819,106	3.3	809,102	3.3	94,017	11.6
Mortgage and equipment leasing groups	163,456	0.7	171,946	0.7	153,486	0.6	9,970	6.5

Regional Banking	20,637,339	83.9	20,227,944	80.8	20,233,582	82.4	403,757	2.0
Dealer Sales	54,645	0.2	58,719	0.2	63,728	0.3	(9,083)	(14.3)
Private Financial and Capital Markets Group	1,171,982	4.8	1,165,164	4.7	1,176,642	4.8	(4,660)	(0.4)
Treasury / Other (2)	2,721,927	11.1	3,595,943	14.3	3,081,211	12.5	(359,284)	(11.7)

Total deposits	$24,585,893	100.0%	$25,047,770	100.0%	$24,555,163	100.0%	$30,730	0.1%

(1) Prior period amounts have been reclassified to conform to the current period business segment structure.
(2) Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

						Change
Fully taxable equivalent basis	2007	2006				1Q07 vs 1Q06
(in millions)	First	Fourth	Third	Second	First	Amount	Percent

Assets
Interest bearing deposits in banks	$93	$77	$75	$36	$24	$69	N.M. %
Trading account securities	48	116	96	100	66	(18)	(27.3)
Federal funds sold and securities purchased under resale agreements	503	531	266	285	201	302	N.M.
Loans held for sale	242	265	275	287	274	(32)	(11.7)
Investment securities:
Taxable	3,595	3,792	4,364	4,494	4,138	(543)	(13.1)
Tax-exempt	591	594	581	556	548	43	7.8

Total investment securities	4,186	4,386	4,945	5,050	4,686	(500)	(10.7)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	6,070	5,882	5,651	5,512	5,174	896	17.3
Middle market commercial real estate:
Construction	1,151	1,170	1,129	1,248	1,457	(306)	(21.0)
Commercial	2,772	2,839	2,846	2,845	2,464	308	12.5

Middle market commercial real estate	3,923	4,009	3,975	4,093	3,921	2	0.1
Small business	2,466	2,421	2,413	2,351	2,035	431	21.2

Total commercial	12,459	12,312	12,039	11,956	11,130	1,329	11.9

Consumer:
Automobile loans	2,215	2,111	2,079	2,044	1,994	221	11.1
Automobile leases	1,698	1,838	1,976	2,095	2,221	(523)	(23.5)

Automobile loans and leases	3,913	3,949	4,055	4,139	4,215	(302)	(7.2)
Home equity	4,913	4,973	5,041	5,029	4,833	80	1.7
Residential mortgage	4,496	4,635	4,748	4,629	4,306	190	4.4
Other loans	422	430	430	448	447	(25)	(5.6)

Total consumer	13,744	13,987	14,274	14,245	13,801	(57)	(0.4)

Total loans and leases	26,203	26,299	26,313	26,201	24,931	1,272	5.1
Allowance for loan and lease losses	(278)	(282)	(291)	(293)	(283)	5	1.8

Net loans and leases	25,925	26,017	26,022	25,908	24,648	1,277	5.2

Total earning assets	31,275	31,674	31,970	31,959	30,182	1,093	3.6

Cash and due from banks	826	830	823	832	813	13	1.6
Intangible assets	627	631	634	638	362	265	73.2
All other assets	2,480	2,617	2,633	2,554	2,415	65	2.7

Total Assets	$34,930	$35,470	$35,769	$35,690	$33,489	$1,441	4.3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,530	$3,580	$3,509	$3,594	$3,436	$94	2.7%
Demand deposits — interest bearing	2,349	2,219	2,169	2,187	1,974	375	19.0
Money market deposits	5,489	5,548	5,689	5,591	5,588	(99)	(1.8)
Savings and other domestic deposits	2,827	2,849	2,923	3,106	3,095	(268)	(8.7)
Core certificates of deposit	5,455	5,380	5,334	5,083	4,389	1,066	24.3

Total core deposits	19,650	19,576	19,624	19,561	18,482	1,168	6.3
Other domestic deposits of $100,000 or more	1,219	1,282	1,141	1,086	938	281	30.0
Brokered deposits and negotiable CDs	3,020	3,252	3,307	3,263	3,143	(123)	(3.9)
Deposits in foreign offices	562	598	521	474	465	97	20.9

Total deposits	24,451	24,708	24,593	24,384	23,028	1,423	6.2
Short-term borrowings	1,863	1,832	1,660	2,042	1,669	194	11.6
Federal Home Loan Bank advances	1,128	1,121	1,349	1,557	1,453	(325)	(22.4)
Subordinated notes and other long-term debt	3,487	3,583	3,921	3,428	3,346	141	4.2

Total interest bearing liabilities	27,399	27,664	28,014	27,817	26,060	1,339	5.1

All other liabilities	987	1,142	1,276	1,284	1,264	(277)	(21.9)
Shareholders’ equity	3,014	3,084	2,970	2,995	2,729	285	10.4

Total Liabilities and Shareholders’ Equity	$34,930	$35,470	$35,769	$35,690	$33,489	$1,441	4.3%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2007	2006
Fully taxable equivalent basis (1)	First	Fourth	Third	Second	First

Assets
Interest bearing deposits in banks	5.13%	5.50%	5.23%	7.05%	7.89%
Trading account securities	5.27	4.10	4.32	4.51	2.94
Federal funds sold and securities purchased under resale agreements	5.24	5.35	5.13	4.75	4.30
Loans held for sale	6.27	6.01	6.24	6.23	5.92
Investment securities:
Taxable	6.13	6.05	5.49	5.34	5.04
Tax-exempt	6.66	6.68	6.80	6.83	6.71

Total investment securities	6.21	6.13	5.64	5.51	5.23
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	7.48	7.55	7.40	7.49	7.08
Middle market commercial real estate:
Construction	8.41	8.37	8.49	8.02	7.56
Commercial	7.64	7.57	7.86	6.92	6.25

Middle market commercial real estate	7.87	7.80	8.05	7.25	6.74
Small business	7.24	7.18	7.13	6.94	6.57

Total commercial	7.56	7.56	7.56	7.30	6.87

Consumer:
Automobile loans	6.92	6.75	6.62	6.48	6.40
Automobile leases	5.25	5.21	5.10	5.01	4.97

Automobile loans and leases	6.25	6.03	5.88	5.74	5.65
Home equity	7.67	7.75	7.62	7.46	6.88
Residential mortgage	5.54	5.55	5.46	5.39	5.34
Other loans	9.52	9.28	9.41	9.21	8.38

Total consumer	6.58	6.58	6.46	6.35	6.08

Total loans and leases	7.05	7.04	6.96	6.79	6.43

Total earning assets	6.98%	6.86%	6.73%	6.55%	6.21%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits - non-interest bearing	—%	—%	—%	—%	—%
Demand deposits - interest bearing	1.21	1.04	0.97	0.86	0.72
Money market deposits	3.78	3.75	3.66	3.32	3.05
Savings and other domestic deposits	2.02	1.90	1.75	1.59	1.49
Core certificates of deposit	4.72	4.58	4.40	4.10	3.84

Total core deposits	3.41	3.32	3.20	2.89	2.65
Other domestic deposits of $100,000 or more	5.32	5.29	5.18	4.83	4.55
Brokered deposits and negotiable CDs	5.50	5.53	5.50	5.12	4.69
Deposits in foreign offices	2.99	3.18	3.12	2.68	2.62

Total deposits	3.81	3.78	3.66	3.34	3.07
Short-term borrowings	4.32	4.21	4.10	4.12	3.57
Federal Home Loan Bank advances	4.44	4.50	4.51	4.34	3.99
Subordinated notes and other long-term debt	5.77	5.96	5.75	5.67	5.22

Total interest bearing liabilities	4.14%	4.12%	4.02%	3.74%	3.43%

Net interest rate spread	2.84%	2.74%	2.71%	2.81%	2.78%
Impact of non-interest bearing funds on margin	0.52	0.54	0.51	0.53	0.54

Net interest margin	3.36%	3.28%	3.22%	3.34%	3.32%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
     Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2007	2006				1Q07 vs 1Q06
(in millions)	First	Fourth	Third	Second	First	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,633	$3,667	$3,673	$3,608	$3,184	$449	14.1%
Northern Ohio	2,656	2,635	2,649	2,602	2,512	144	5.7
Southern Ohio / Kentucky	2,181	2,171	2,191	2,190	2,092	89	4.3
Eastern Ohio	1,283	1,311	1,384	1,477	873	410	47.0
West Michigan	2,441	2,439	2,408	2,386	2,362	79	3.3
East Michigan	1,626	1,609	1,585	1,559	1,550	76	4.9
West Virginia	1,106	1,114	1,084	1,021	965	141	14.6
Indiana	959	991	944	973	1,018	(59)	(5.8)
Mortgage and equipment leasing groups	3,554	3,607	3,610	3,494	3,465	89	2.6

Regional Banking	19,439	19,544	19,528	19,310	18,021	1,418	7.9
Dealer Sales	4,917	4,915	4,972	5,134	5,183	(266)	(5.1)
Private Financial and Capital Markets Group	1,847	1,840	1,813	1,757	1,727	120	6.9
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$26,203	$26,299	$26,313	$26,201	$24,931	$1,272	5.1%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,822	$4,798	$4,776	$4,806	$4,597	$225	4.9%
Northern Ohio	3,636	3,603	3,625	3,544	3,607	29	0.8
Southern Ohio / Kentucky	2,285	2,229	2,193	2,244	2,058	227	11.0
Eastern Ohio	1,679	1,728	1,744	1,754	989	690	69.8
West Michigan	2,790	2,818	2,897	2,803	2,791	(1)	(0.0)
East Michigan	2,431	2,370	2,313	2,254	2,254	177	7.9
West Virginia	1,533	1,522	1,501	1,499	1,472	61	4.1
Indiana	870	922	825	821	746	124	16.6
Mortgage and equipment leasing groups	175	196	183	189	162	13	8.0

Regional Banking	20,221	20,186	20,057	19,914	18,676	1,545	8.3
Dealer Sales	52	56	59	57	59	(7)	(11.9)
Private Financial and Capital Markets Group	1,146	1,172	1,143	1,146	1,150	(4)	(0.3)
Treasury / Other	3,032	3,294	3,334	3,267	3,143	(111)	(3.5)

Total deposits	$24,451	$24,708	$24,593	$24,384	$23,028	$1,423	6.2%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2007	2006				1Q07 vs 1Q06
(in thousands, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent

Interest income	$534,949	$544,841	$538,988	$521,903	$464,787	$70,162	15.1%
Interest expense	279,394	286,852	283,675	259,708	221,107	58,287	26.4

Net interest income	255,555	257,989	255,313	262,195	243,680	11,875	4.9
Provision for credit losses	29,406	15,744	14,162	15,745	19,540	9,866	50.5

Net interest income after provision for credit losses	226,149	242,245	241,151	246,450	224,140	2,009	0.9

Service charges on deposit accounts	44,793	48,548	48,718	47,225	41,222	3,571	8.7
Trust services	25,894	23,511	22,490	22,676	21,278	4,616	21.7
Brokerage and insurance income	16,082	14,600	14,697	14,345	15,193	889	5.9
Other service charges and fees	13,208	13,784	12,989	13,072	11,509	1,699	14.8
Bank owned life insurance income	10,851	10,804	12,125	10,604	10,242	609	5.9
Mortgage banking income	9,351	6,169	8,512	13,616	13,194	(3,843)	(29.1)
Gains on sales of automobile loans	1,144	1,252	863	532	448	696	N.M.
Securities gains (losses)	104	(15,804)	(57,332)	(35)	(20)	124	N.M.
Other income (2)	23,750	37,742	34,848	40,984	46,468	(22,718)	(48.9)

Total non-interest income	145,177	140,606	97,910	163,019	159,534	(14,357)	(9.0)

Personnel costs	134,639	137,944	133,823	137,904	131,557	3,082	2.3
Outside data processing and other services	21,814	20,695	18,664	19,569	19,851	1,963	9.9
Net occupancy	19,908	17,279	18,109	17,927	17,966	1,942	10.8
Equipment	18,219	18,151	17,249	18,009	16,503	1,716	10.4
Marketing	7,696	6,207	7,846	10,374	7,301	395	5.4
Professional services	6,482	8,958	6,438	6,292	5,365	1,117	20.8
Telecommunications	4,126	4,619	4,818	4,990	4,825	(699)	(14.5)
Printing and supplies	3,242	3,610	3,416	3,764	3,074	168	5.5
Amortization of intangibles	2,520	2,993	2,902	2,992	1,075	1,445	N.M.
Other expense (2)	23,426	47,334	29,165	30,538	30,898	(7,472)	(24.2)

Total non-interest expense	242,072	267,790	242,430	252,359	238,415	3,657	1.5

Income before income taxes	129,254	115,061	96,631	157,110	145,259	(16,005)	(11.0)
Provision (benefit) for income taxes (6)	33,528	27,346	(60,815)	45,506	40,803	(7,275)	(17.8)

Net income	$95,726	$87,715	$157,446	$111,604	$104,456	$(8,730)	(8.4)%

Average common shares — diluted	238,754	239,881	240,896	244,538	234,363	4,391	1.9%

Per common share
Net income — diluted	$0.40	$0.37	$0.65	$0.46	$0.45	$(0.05)	(11.1)
Cash dividends declared	0.265	0.250	0.250	0.250	0.250	0.015	6.0

Return on average total assets	1.11%	0.98%	1.75%	1.25%	1.26%	(0.15)%	(11.9)
Return on average total shareholders’ equity	12.9	11.3	21.0	14.9	15.5	(2.6)	(16.8)
Return on average tangible shareholders’ equity (3)	16.5	14.5	27.1	19.3	18.0	(1.5)	(8.3)
Net interest margin (4)	3.36	3.28	3.22	3.34	3.32	0.04	1.2
Efficiency ratio (5)	59.2	63.3	57.8	58.1	58.3	0.9	1.5
Effective tax rate	25.9	23.8	(62.9)	29.0	28.1	(2.2)	(7.8)

Revenue — fully taxable equivalent (FTE)

Net interest income	$255,555	$257,989	$255,313	$262,195	$243,680	$11,875	4.9
FTE adjustment	4,047	4,115	4,090	3,984	3,836	211	5.5

Net interest income (4)	259,602	262,104	259,403	266,179	247,516	12,086	4.9
Non-interest income	145,177	140,606	97,910	163,019	159,534	(14,357)	(9.0)

Total revenue (4)	$404,779	$402,710	$357,313	$429,198	$407,050	$(2,271)	(0.6)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the ‘Significant Factors Influencing Financial Performance Comparisions’ for additional discussion regarding these key factors.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense (net of tax) for amortization of intangibles for the period divided by average tangible common shareholder’s equity. Average tangible common sharedholders’ equity equals average total common shareholders’ equity less average indentifiable intangible assets and goodwill.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

(6)	Includes an $84.5 million benefit reflecting the resolution of a federal income tax audit of tax years 2002 and 2003.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	2007	2006				1Q07 vs 1Q06
(in thousands)	First	Fourth	Third	Second	First	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$4,940	$4,057	$3,070	$7,091	$3,999	$941	23.5%
Servicing fees	6,820	6,662	6,077	5,995	5,925	895	15.1
Amortization of capitalized servicing (1)	(3,638)	(3,835)	(4,484)	(3,293)	(3,532)	(106)	(3.0)
Other mortgage banking income	3,247	1,778	3,887	2,281	2,227	1,020	45.8

Sub-total	11,369	8,662	8,550	12,074	8,619	2,750	31.9
MSR valuation adjustment (1)	(1,057)	(1,907)	(10,716)	8,281	9,213	(10,270)	N.M.
Net trading gains (losses) related to MSR hedging	(961)	(586)	10,678	(6,739)	(4,638)	3,677	(79.3)

Total mortgage banking income (loss)	$9,351	$6,169	$8,512	$13,616	$13,194	$(3,843)	(29.1)%

Capitalized mortgage servicing rights (2)	$134,845	$131,104	$129,317	$136,244	$123,257	$11,588	9.4%
Total mortgages serviced for others(2)	8,494,000	8,252,000	7,994,000	7,725,000	7,585,000	909,000	12.0
MSR % of investor servicing portfolio	1.59%	1.59%	1.62%	1.76%	1.63%	(0.04)%	(2.5)

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2007	2006
(in thousands)	First	Fourth	Third	Second	First

Allowance for loan and lease losses, beginning of period	$272,068	$280,152	$287,517	$283,839	$268,347
Acquired allowance for loan and lease losses	—	—	100 (1)	1,498 (1)	22,187
Loan and lease losses	(27,813)	(32,835)	(29,127)	(24,325)	(33,405)
Recoveries of loans previously charged off	9,695	9,866	7,888	10,373	9,189

Net loan and lease losses	(18,118)	(22,969)	(21,239)	(13,952)	(24,216)

Provision for loan and lease losses	29,026	14,885	13,774	16,132	17,521

Allowance for loan and lease losses, end of period	$282,976	$272,068	$280,152	$287,517	$283,839

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,161	$39,302	$38,914	$39,301	$36,957

Acquired AULC	—	—	—	—	325
Provision for unfunded loan commitments and letters of credit losses	380	859	388	(387)	2,019

Allowance for unfunded loan commitments and letters of credit, end of period	$40,541	$40,161	$39,302	$38,914	$39,301

Total allowances for credit losses	$323,517	$312,229	$319,454	$326,431	$323,140

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.89%	0.86%	0.86%	0.89%	0.88%
Economic reserve	0.19	0.18	0.20	0.20	0.21

Total loans and leases	1.08%	1.04%	1.06%	1.09%	1.09%

Non-performing loans and leases (NPLs)	180	189	217	213	209
Non-performing assets (NPAs)	137	141	164	168	183

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.23%	1.19%	1.21%	1.24%	1.24%
Non-performing loans and leases	206	217	247	241	238
Non-performing assets	157	161	187	191	209

(1)	Represents an adjustment of the allowance and corresponding adjustment to loan balances resulting from the Unizan merger.

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2007	2006
(in thousands)	First	Fourth	Third	Second	First

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$(11)	$(1,827)	$1,742	$(484)	$6,887
Middle market commercial real estate:
Construction	9	3,957	(2)	(161)	(241)
Commercial	377	144	644	1,557	210

Middle market commercial real estate	386	4,101	642	1,396	(31)
Small business	2,089	4,535	4,451	2,530	3,709

Total commercial	2,464	6,809	6,835	3,442	10,565

Consumer:
Automobile loans	2,853	2,422	1,759	1,172	2,977
Automobile leases	2,201	2,866	2,306	1,758	3,515

Automobile loans and leases	5,054	5,288	4,065	2,930	6,492
Home equity	5,968	5,820	6,734	4,776	4,524
Residential mortgage	1,931	2,226	876	688	715
Other loans	2,701	2,826	2,729	2,116	1,920

Total consumer	15,654	16,160	14,404	10,510	13,651

Total net charge-offs	$18,118	$22,969	$21,239	$13,952	$24,216

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	—%	(0.12)%	0.12%	(0.04)%	0.53%
Middle market commercial real estate:
Construction	—	1.35	—	(0.05)	(0.07)
Commercial	0.05	0.02	0.09	0.22	0.03

Middle market commercial real estate	0.04	0.41	0.06	0.14	—
Small business	0.34	0.75	0.74	0.43	0.73

Total commercial	0.08	0.22	0.23	0.12	0.38

Consumer:
Automobile loans	0.52	0.46	0.34	0.23	0.60
Automobile leases	0.52	0.62	0.47	0.34	0.63

Automobile loans and leases	0.52	0.54	0.40	0.28	0.62
Home equity	0.49	0.47	0.53	0.38	0.37
Residential mortgage	0.17	0.19	0.07	0.06	0.07
Other loans	2.56	2.63	2.54	1.89	1.72

Total consumer	0.46	0.46	0.40	0.30	0.40

Net charge-offs as a % of average loans	0.28%	0.35%	0.32%	0.21%	0.39%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2007	2006
(in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Non-accrual loans and leases:
Middle market commercial and industrial	$32,970	$35,657	$37,082	$45,713	$45,723
Middle market commercial real estate	42,458	34,831	27,538	24,970	18,243
Small business	30,015	25,852	21,356	27,328	28,389
Residential mortgage	35,491	32,527	30,289	22,786	29,376
Home equity	16,396	15,266	13,047	14,466	13,778

Total non-performing loans and leases	157,330	144,133	129,312	135,263	135,509

Other real estate, net:
Residential	47,762	47,898	40,615	34,743	17,481
Commercial	1,586	1,589	1,285	1,062	1,903

Total other real estate, net	49,348	49,487	41,900	35,805	19,384

Total non-performing assets	$206,678	$193,620	$171,212	$171,068	$154,893

Non-performing loans and leases guaranteed by the U.S. government (1)	$28,748	$33,858	$33,676	$30,710	$18,256

Non-performing loans and leases as a % of total loans and leases	0.60%	0.55%	0.49%	0.51%	0.52%

Non-performing assets as a % of total loans and leases and other real estate	0.79	0.74	0.65	0.65	0.59

Accruing loans and leases past due 90 days or more (1)	$70,179	$59,114	$62,054	$48,829	$52,297

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.27%	0.23%	0.24%	0.19%	0.20%

	2007	2006
(in thousands)	First	Fourth	Third	Second	First
Non-performing assets, beginning of period	$193,620	$171,212	$171,068	$154,893	$117,155
New non-performing assets (1)	51,588	60,287	55,490	52,498	53,768
Acquired non-performing assets	—	—	—	—	33,843
Returns to accruing status	(6,176)	(5,666)	(11,880)	(12,143)	(14,310)
Loan and lease losses	(9,072)	(11,908)	(14,143)	(6,826)	(13,314)
Payments	(18,086)	(16,673)	(16,709)	(12,892)	(13,195)
Sales	(5,196)	(3,632)	(12,614)	(4,462)	(9,054)

Non-performing assets, end of period	$206,678	$193,620	$171,212	$171,068	$154,893

(1)	Beginning in the second quarter of 2006, OREO includes balances of loans in foreclosure which are fully guaranteed by the U.S. Government that were reported in 90 day past due loans and leases in prior periods.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2007	2006
(in thousands, except per share amounts)	First	Fourth	Third	Second	First
Common stock price, per share
High (1)	$24.140	$24.970	$24.820	$24.410	$24.750
Low (1)	21.610	22.870	23.000	23.120	22.560
Close	21.850	23.750	23.930	23.580	24.130
Average closing price	23.117	24.315	23.942	23.732	23.649

Dividends, per share
Cash dividends declared on common stock	$0.265	$0.250	$0.250	$0.250	$0.250

Common shares outstanding
Average — basic	235,586	236,426	237,672	241,729	230,968
Average — diluted	238,754	239,881	240,896	244,538	234,363
Ending	235,714	235,474	237,921	237,361	245,183

Book value per share	$12.95	$12.80	$13.15	$12.38	$12.56
Tangible book value per share	10.29	10.12	10.50	9.70	9.95

Common share repurchases
Number of shares repurchased	—	3,050	—	8,100	4,831
Capital adequacy

	2007	2006
(in millions)	March 31,	December 31,	September 30,	June 30,	March 31,
Total risk-weighted assets (2)	$31,508	$31,155	$31,330	$31,614	$31,298

Tier 1 leverage ratio (2)	8.24%	8.00%	7.99%	7.62%	8.53%
Tier 1 risk-based capital ratio (2)	8.97	8.93	8.95	8.45	8.94
Total risk-based capital ratio (2)	12.80	12.79	12.81	12.29	12.91

Tangible equity / asset ratio	7.06	6.87	7.13	6.46	6.97
Tangible equity / risk-weighted assets ratio (2)	7.69	7.65	7.97	7.29	7.80
Average equity / average assets	8.63	8.70	8.30	8.39	8.15

Other data
Number of employees (full-time equivalent)	7,863	8,081	8,077	8,075	8,078
Number of domestic full-service banking offices (3)	375	381	381	379	385

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	March 31, 2007 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting FAS 158 from the regulatory capital calculations.

(3)	Includes Private Financial Group offices in Florida.